UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 29, 2005

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

           New York                   1-9493             13-5670050
 (State or other jurisdiction       (Commission         (IRS Employer
       of incorporation)            File Number)      Identification No.)

             105 Corporate Park Drive
              White Plains, New York                               10604
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 8.01.         Other Information.

In our Proxy Statement for the 2005 Annual Shareholders Meeting, we stated that our Corporate Governance guidelines and the charters of our Audit Committee, Executive Development and Compensation Committee and Nominating and Corporate Governance Committee are available on our website at www.paxar.com under "Investor Relations" and then under the heading "Corporate Governance." Disclosure of the availability of our Code of Business Ethics on our website, required by Section 303A.10 of the New York Stock Exchange's corporate governance listing standards, was inadvertently omitted.

Stockholders can access these documents as well as all of our reports filed with the SEC pursuant to the Securities Exchange Act of 1934, including our reports on Form 10-Q, Form 10-K, and Form 8-K, on our website under "Investor Relations" and then under the heading "SEC Filings." Copies of those documents are also available, without charge, upon written request to Mr. Robert M. Powers, Vice President of Investor Relations, Paxar Corporation, 105 Corporate Park Drive, White Plains, New York 10604.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PAXAR CORPORATION
                                                 (Registrant)


Date: September 30, 2005                 By: /s/ Robert S. Stone
                                             ----------------------------------
                                             Robert S. Stone
                                             Vice President, General Counsel and
                                             Secretary